UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     January 18, 2002
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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       (Former name or former address, if changed since last report.)














Item 5.  Other Events

In December 2001, MBNA Corporation ("the Corporation") elected to amend its securitization agreements to transfer the legal right to recoveries from charged-off securitized loans from the Corporation to the securitization transaction cashflows. Previously, the Corporation recognized these recoveries in the reserve for possible credit losses. The Corporation now includes these recoveries in other operating income and accounts receivable from securitization. As a result, the Corporation increased the provision for possible credit losses and reserve for possible credit losses, with a related increase in other operating income and accounts receivable from securitization. For purposes of comparability, certain prior period amounts have been reclassified. This reclassification did not affect the Corporation's net income, earnings per common share, or managed asset quality ratios.

The Corporation is providing the reclassified financial highlights for the three months ended March 31, June 30, September 30, and December 31, 2001 and 2000, respectively, as filed in exhibit 99 under Item 7.

Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits

































                                                                    Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2001         2001         2001         2001
------------------------------------------------------------------------------
                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income........ $   290,748 $   339,657 $    347,885  $    412,747
Provision for possible
 credit losses.............     218,840     322,216      314,322       285,237
Other operating income.....   1,517,729   1,640,181    1,873,432     1,908,277
Other operating expense....   1,091,151   1,048,443    1,140,421     1,194,816
  Net income...............     311,055     380,128      478,342       524,766

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)................ $       .36 $       .44 $        .56  $        .61
Earnings-assuming
 dilution(a)...............         .35         .43          .54           .60
Dividends..................         .09         .09          .09           .09
Book value.................        7.69        7.95         8.44          8.90

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RATIOS:

Return on average total
 assets....................        3.26%       3.88%        4.58%         4.77%
Return on average
 stockholders' equity......       19.12       22.33        26.49         27.55
Average receivables to
 average deposits..........       76.93       81.36        80.60         84.30
Stockholders' equity to
 total assets..............       17.22       17.29        17.19         17.16

Loan Receivables:
  Delinquency(b)...........        3.58        3.89         3.61          4.64
  Net credit losses........        4.06        4.24         4.11          4.39

Managed Loans:
  Delinquency(c)...........        4.60        4.57         4.23          5.09
  Net credit losses........        4.35        4.82         4.90          4.86
  Net interest margin(e)...        7.71        8.33         8.57          9.00

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2000         2000         2000         2000
------------------------------------------------------------------------------
                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income........ $   305,057 $   290,688 $    299,918  $    282,969
Provision for possible
 credit losses.............     139,336     165,572      110,107       132,294
Other operating income.....   1,128,540   1,247,267    1,298,090     1,462,889
Other operating expense....     915,310     911,339      892,183       928,870
  Net income...............     234,571     285,386      368,749       423,826

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)................ $       .29 $       .35 $        .44  $        .49
Earnings-assuming
 dilution(a)...............         .28         .34          .43           .48
Dividends..................         .08         .08          .08           .08
Book value.................        5.08        5.29         7.13          7.53

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RATIOS:

Return on average total
 assets....................        3.02%       3.63%        4.38%         4.57%
Return on average
 stockholders' equity......       22.46       26.36        27.56         26.10
Average receivables to
 average deposits..........       90.62       87.29        84.61         81.53
Stockholders' equity to
 total assets..............       13.66       13.88        17.30         17.13

Loan Receivables:
  Delinquency(b)...........        3.35        3.77         3.94          3.89
  Net credit losses........        3.25        3.03         3.07          4.14

Managed Loans:
  Delinquency(d)...........        4.35        4.44         4.65          4.49
  Net credit losses(d).....        4.06        3.95         3.88          5.51
  Net interest margin(e)...        7.10        7.12         7.10          7.00

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2001         2001         2001         2001
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
 Loans held for
  securitization........... $ 6,666,017 $ 7,108,967 $  5,742,127  $  9,929,948
 Loan portfolio............  12,404,928  13,434,128   13,308,652    14,703,616
 Securitized loans.........  68,844,064  69,873,921   73,534,371    72,862,487
                            ----------- ----------- ------------  ------------
   Total managed loans..... $87,915,009 $90,417,016 $ 92,585,150  $ 97,496,051
                            =========== =========== ============  ============

Average for the Period:
 Loans held for
  securitization........... $ 6,837,225 $ 6,365,115 $  6,841,400  $  7,588,123
 Loan portfolio............  11,911,022  13,629,563   13,615,360    14,531,409
 Securitized loans.........  69,237,079  69,271,510   71,395,990    72,295,037
                            ----------- ----------- ------------  ------------
   Total managed loans..... $87,985,326 $89,266,188 $ 91,852,750  $ 94,414,569
                            =========== =========== ============  ============

For the Period:
 Sales and cash advance
  volume................... $31,798,235 $35,326,093 $ 35,935,826  $ 39,201,482

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(f):

Net interest income........ $ 1,787,777 $ 1,981,634 $  2,120,066  $  2,314,665
Provision for possible
 credit losses.............     986,563   1,186,305    1,229,167     1,190,594
Other operating income.....     788,423     862,293    1,016,096       911,716
Other operating expense....   1,091,151   1,048,443    1,140,421     1,194,816
  Net income...............     311,055     380,128      478,342       524,766

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2000         2000         2000         2000
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
 Loans held for
  securitization........... $ 8,172,508 $ 7,426,197 $  6,991,585  $  8,271,933
 Loan portfolio............   9,339,039   9,695,285   11,053,165    11,682,904
 Securitized loans.........  55,488,220  59,211,174   66,626,693    68,835,884
                            ----------- ----------- ------------  ------------
   Total managed loans..... $72,999,767 $76,332,656 $ 84,671,443  $ 88,790,721
                            =========== =========== ============  ============

Average for the Period:
 Loans held for
  securitization........... $ 9,475,492 $ 7,631,360 $  7,900,917  $  7,518,783
 Loan portfolio............   7,943,671   9,597,259    9,767,282    11,029,257
 Securitized loans.........  54,584,913  56,832,969   60,120,484    67,281,639
                            ----------- ----------- ------------  ------------
   Total managed loans..... $72,004,076 $74,061,588 $ 77,788,683  $ 85,829,679
                            =========== =========== ============  ============

For the Period:
 Sales and cash advance
  volume................... $28,260,846 $31,098,301 $ 31,449,996  $ 34,874,588

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(f):

Net interest income........ $ 1,356,335 $ 1,390,508 $  1,484,732  $  1,605,534
Provision for possible
 credit losses.............     729,356     766,727      729,077     1,123,129
Other operating income.....     667,282     748,602      732,246     1,131,159
Other operating expense....     915,310     911,339      892,183       928,870
  Net income...............     234,571     285,386      368,749       423,826

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                                2001        2001         2001         2001
------------------------------------------------------------------------------
                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments.. $ 5,668,487 $ 6,260,409 $  7,544,665  $  6,577,734
Loans held for
 securitization............   6,666,017   7,108,967    5,742,127     9,929,948

Credit card loans..........   8,063,346   7,391,078    7,567,748     8,261,575
Other consumer loans.......   4,341,582   6,043,050    5,740,904     6,442,041
                            ----------- ----------- ------------  ------------
  Total loans..............  12,404,928  13,434,128   13,308,652    14,703,616
Reserve for possible
 credit losses.............    (565,700)   (678,190)    (789,095)     (833,423)
                            ----------- ----------- ------------  ------------
  Net loans................  11,839,228  12,755,938   12,519,557    13,870,193

Total assets...............  39,263,281  40,415,549   43,089,574    45,447,945
Total deposits.............  24,185,871  24,768,957   25,634,526    27,094,745
Stockholders' equity.......   6,760,981   6,989,715    7,405,991     7,798,718

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AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.. $ 6,120,959 $ 6,174,213 $  6,301,080  $  7,630,010
Loans held for
 securitization............   6,837,225   6,365,115    6,841,400     7,588,123

Credit card loans..........   7,744,128   8,224,458    7,155,281     8,425,152
Other consumer loans.......   4,166,894   5,405,105    6,460,079     6,106,257
                            ----------- ----------- ------------  ------------
  Total loans..............  11,911,022  13,629,563   13,615,360    14,531,409
Reserve for possible
 credit losses.............    (530,798)   (606,302)    (697,713)     (788,517)
                            ----------- ----------- ------------  ------------
  Net loans................  11,380,224  13,023,261   12,917,647    13,742,892

Total assets...............  38,647,395  39,246,635   41,412,393    43,688,324
Total deposits.............  24,369,752  24,576,519   25,381,715    26,240,020
Stockholders' equity.......   6,597,332   6,829,061    7,165,278     7,556,356

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2000         2000         2000         2000
------------------------------------------------------------------------------
                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments.. $ 4,905,722 $ 4,853,478 $  5,599,474  $  5,255,615
Loans held for
 securitization............   8,172,508   7,426,197    6,991,585     8,271,933

Credit card loans..........   6,579,232   6,791,080    7,994,814     7,798,772
Other consumer loans.......   2,759,807   2,904,205    3,058,351     3,884,132
                            ----------- ----------- ------------  ------------
  Total loans..............   9,339,039   9,695,285   11,053,165    11,682,904
Reserve for possible
 credit losses.............    (525,963)   (568,374)    (580,140)     (527,573)
                            ----------- ----------- ------------  ------------
  Net loans................   8,813,076   9,126,911   10,473,025    11,155,331

Total assets...............  31,419,464  32,137,558   36,344,519    38,678,096
Total deposits.............  19,246,790  20,439,846   21,594,846    24,343,595
Stockholders' equity.......   4,291,166   4,459,772    6,289,240     6,627,278

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AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.. $ 4,874,972 $ 4,564,462 $  5,484,148  $  5,398,921
Loans held for
 securitization............   9,475,492   7,631,360    7,900,917     7,518,783

Credit card loans..........   5,707,560   6,849,599    7,051,176     7,519,626
Other consumer loans.......   2,236,111   2,747,660    2,716,106     3,509,631
                            ----------- ----------- ------------  ------------
  Total loans..............   7,943,671   9,597,259    9,767,282    11,029,257
Reserve for possible
 credit losses.............    (516,246)   (527,120)    (568,940)     (583,234)
                            ----------- ----------- ------------  ------------
  Net loans................   7,427,425   9,070,139    9,198,342    10,446,023

Total assets...............  31,196,236  31,634,728   33,457,198    36,867,592
Total deposits.............  19,223,202  19,736,843   20,880,994    22,749,785
Stockholders' equity.......   4,201,148   4,354,457    5,322,244     6,460,047

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2001         2001         2001         2001
------------------------------------------------------------------------------
                                               (unaudited)
Weighted average common
 shares outstanding (000)..     851,840     851,853      851,812       851,815
Weighted average common
 shares oustanding and
 common stock
 equivalents (000).........     878,402     877,749      875,139       873,390

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                        For the Three Months Ended
                            --------------------------------------------------
                             March 31,    June 30,  September 30, December 31,
                               2000         2000         2000         2000
------------------------------------------------------------------------------
                                               (unaudited)
Weighted average common
 shares outstanding (000)..     801,849     801,821      826,310       851,819
Weighted average common
 shares oustanding and
 common stock
 equivalents (000).........     824,445     826,308      854,672       880,256

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NOTES:
(a) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan delinquency does not include loans held for securitization or securitized loans.
(c) During September 2001, MBNA Corporation initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. This included assistance for Customers who may not have received their statement in a timely manner or may have had delivery of their payment delayed. The Corporation's actions postponed some Customer's accounts from becoming delinquent. As a result, the Corporation's managed and reported delinquency ratios were lower than their anticipated levels. Without these measures, the Corporation estimates that managed delinquency ratios would have been between 4.85% and 4.95% at September 30, 2001. Charged-off accounts were unaffected.
(d) In December 2000, the Corporation implemented the Federal Financial Examination Council's ("FFIEC") revised policy on the classification of consumer loans. Without the one-time FFIEC adjustment, managed loan delinquency would have been 4.94% at December 31, 2000 and managed net credit losses would have been 3.87% for the three months ended December 31, 2000.
(e) Managed net interest margin is presented on a fully taxable equivalent basis.
(f) MBNA Corporation's managed income statement data reflects the Corporation's results on a managed basis. The managed income statement data reclassifies securitization income into interest income, interchange income, credit card and other fees, insurance income, interest paid to investors, credit losses, and other trust expenses.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                       MBNA CORPORATION


Date:  January 18, 2002                    By:  /s/     M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer